Weyerhaeuser Company	Exhibit 99.2

Q2.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net sales	$2,506	$3,144	$1,631	$5,650	$3,359
Costs of sales	1,430	1,583	1,283	3,013	2,665
Gross margin	1,076	1,561	348	2,637	694
Selling expenses	20	24	18	44	40
General and administrative expenses	90	95	84	185	158
Other operating costs, net	10	13	3	23	13
Operating income	956	1,429	243	2,385	483
Non-operating pension and other post-employment benefit costs	(8)	(1)	(10)	(9)	(19)
Interest income and other	1	2	2	3	3
Interest expense, net of capitalized interest	(79)	(78)	(103)	(157)	(188)
Earnings before income taxes	870	1,352	132	2,222	279
Income taxes	(189)	(324)	(60)	(513)	(57)
Net earnings	$681	$1,028	$72	$1,709	$222

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Earnings per share, basic and diluted	$0.91	$1.37	$0.10	$2.28	$0.30
Dividends paid per common share	$0.17	$0.17	$—	$0.34	$0.34
Weighted average shares outstanding (in thousands):
Basic	748,718	750,127	746,896	749,429	746,715
Diluted	750,024	751,508	746,984	750,773	747,070
Common shares outstanding at end of period (in thousands)	748,751	749,782	746,251	749,782	746,251

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net earnings	$681	$1,028	$72	$1,709	$222
Non-operating pension and other post-employment benefit costs	8	1	10	9	19
Interest income and other	(1)	(2)	(2)	(3)	(3)
Interest expense, net of capitalized interest	79	78	103	157	188
Income taxes	189	324	60	513	57
Operating income	956	1,429	243	2,385	483
Depreciation, depletion and amortization	118	120	117	238	240
Basis of real estate sold	27	24	34	51	96
Special items included in operating income	—	—	(8)	—	(20)
Adjusted EBITDA(1)	$1,101	$1,573	$386	$2,674	$799

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2021 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net earnings	$681	$1,028	$72	$1,709	$222
Early extinguishment of debt charge(1)	—	—	11	—	11
Legal benefit	—	—	—	—	(12)
Product remediation recovery	—	—	(6)	—	(6)
Net earnings before special items(2)	$681	$1,028	$77	$1,709	$215

	Q1	Q2		Year-to-Date
	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net earnings per diluted share	$0.91	$1.37	$0.10	$2.28	$0.30
Early extinguishment of debt charge(1)	—	—	0.02	—	0.02
Legal benefit	—	—	—	—	(0.02)
Product remediation recovery	—	—	(0.01)	—	(0.01)
Net earnings per diluted share before special items(2)	$0.91	$1.37	$0.11	$2.28	$0.29

(1) We recorded a pretax charge of $11 million ($11 million after-tax) related to the early extinguishment of debt in second quarter 2020. This charge was included in Interest expense, net of capitalized interest in the Consolidated Statement of Operations.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Pension and post-employment costs:
Pension and post-employment service costs	$11	$10	$8	$21	$18
Non-operating pension and other post-employment benefit costs	8	1	10	9	19
Total company pension and post-employment costs	$19	$11	$18	$30	$37

Weyerhaeuser Company

Q2.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Balance Sheet

in millions	March 31, 2021	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,016	$1,777	$495
Receivables, net	589	702	450
Receivables for taxes	7	7	82
Inventories	505	499	443
Assets held for sale	—	229	—
Prepaid expenses and other current assets	141	141	139
Total current assets	2,258	3,355	1,609
Property and equipment, net	1,971	1,965	2,013
Construction in progress	91	102	73
Timber and timberlands at cost, less depletion	11,776	11,643	11,827
Minerals and mineral rights, less depletion	265	262	268
Deferred tax assets	106	71	120
Other assets	407	432	401
Total assets	$16,874	$17,830	$16,311

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$150	$150
Accounts payable	236	253	204
Accrued liabilities	549	775	596
Total current liabilities	935	1,178	950
Long-term debt, net	5,325	5,100	5,325
Deferred tax liabilities	26	42	24
Deferred pension and other post-employment benefits	893	747	911
Other liabilities	367	363	370
Total liabilities	7,546	7,430	7,580
Total equity	9,328	10,400	8,731
Total liabilities and equity	$16,874	$17,830	$16,311

Weyerhaeuser Company

Q2.2021 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2021	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cash flows from operations:
Net earnings	$681	$1,028	$72	$1,709	$222
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	118	120	117	238	240
Basis of real estate sold	27	24	34	51	96
Deferred income taxes, net	8	11	80	19	(2)
Pension and other post-employment benefits	19	11	18	30	37
Share-based compensation expense	7	8	8	15	15
Change in:
Receivables, net	(139)	(113)	(30)	(252)	(112)
Receivables and payables for taxes	120	116	(18)	236	61
Inventories	(60)	9	74	(51)	2
Prepaid expenses and other current assets	(2)	1	7	(1)	5
Accounts payable and accrued liabilities	(60)	125	30	65	(61)
Pension and post-employment benefit contributions and payments	(8)	(25)	(6)	(33)	(16)
Other	(13)	(7)	5	(20)	(10)
Net cash from operations	$698	$1,308	$391	$2,006	$477
Cash flows from investing activities:
Capital expenditures for property and equipment	$(31)	$(62)	$(55)	$(93)	$(102)
Capital expenditures for timberlands reforestation	(22)	(10)	(11)	(32)	(32)
Acquisition of Alabama timberlands	—	(149)	—	(149)	—
Proceeds from note receivable held by variable interest entities	—	—	—	—	362
Proceeds from sale of Montana timberlands	—	—	—	—	145
Other	—	1	1	1	3
Net cash from investing activities	$(53)	$(220)	$(65)	$(273)	$376
Cash flows from financing activities:
Cash dividends on common shares	$(127)	$(128)	$—	$(255)	$(254)
Net proceeds from issuance of long-term debt	—	—	—	—	732
Payments on long-term debt	—	(225)	(588)	(225)	(588)
Proceeds from borrowings on line of credit	—	—	—	—	550
Payments on line of credit	—	—	(550)	—	(780)
Proceeds from exercise of stock options	17	28	—	45	6
Other	(14)	(2)	(3)	(16)	(15)
Net cash from financing activities	$(124)	$(327)	$(1,141)	$(451)	$(349)

Net change in cash and cash equivalents	$521	$761	$(815)	$1,282	$504
Cash and cash equivalents at beginning of period	495	1,016	1,458	495	139
Cash and cash equivalents at end of period	$1,016	$1,777	$643	$1,777	$643

Cash paid (received) during the period for:
Interest, net of amounts capitalized	$75	$79	$70	$154	$178
Income taxes, net of refunds	$66	$197	$1	$263	$1

Weyerhaeuser Company	Timberlands Segment

Q2.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Sales to unaffiliated customers	$379	$405	$359	$784	$740
Intersegment sales	134	136	121	270	243
Total net sales	513	541	480	1,054	983
Costs of sales	383	407	383	790	758
Gross margin	130	134	97	264	225
Selling expenses	—	—	1	—	1
General and administrative expenses	23	23	22	46	46
Other operating income, net	(1)	(2)	(1)	(3)	(2)
Operating income and Net contribution to earnings	$108	$113	$75	$221	$180

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Operating income	$108	$113	$75	$221	$180
Depreciation, depletion and amortization	64	67	65	131	133
Adjusted EBITDA(1)	$172	$180	$140	$352	$313

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(13)	$2	$(2)	$(11)	$(5)
Cash spent for capital expenditures(3)	$(28)	$(21)	$(21)	$(49)	$(51)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Third Party	Delivered logs:
Net Sales	West	$201	$222	$179	$423	$356
(millions)	South	131	145	145	276	295
	North	16	9	7	25	24
	Total delivered logs	348	376	331	724	675
	Stumpage and pay-as-cut timber	6	7	5	13	10
	Recreational and other lease revenue	16	16	16	32	31
	Other revenue	9	6	7	15	24
	Total	$379	$405	$359	$784	$740
Delivered Logs	West	$130.69	$137.80	$104.90	$134.32	$104.91
Third Party Sales	South	$34.50	$35.11	$33.68	$34.82	$33.97
Realizations (per ton)	North	$62.83	$74.88	$59.82	$66.51	$60.31
Delivered Logs	West	1,539	1,608	1,714	3,147	3,398
Third Party Sales	South	3,782	4,150	4,307	7,932	8,672
Volumes (tons, thousands)	North	261	115	113	376	397
Fee Harvest Volumes	West	2,101	2,099	2,236	4,200	4,546
(tons, thousands)	South	5,376	5,856	5,914	11,232	12,044
	North	337	199	194	536	580

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Net sales	$106	$110	$65	$216	$177
Costs of sales	34	41	40	75	110
Gross margin	72	69	25	141	67
General and administrative expenses	6	6	6	12	12
Operating income and Net contribution to earnings	$66	$63	$19	$129	$55

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Operating income	$66	$63	$19	$129	$55
Depreciation, depletion and amortization	3	4	4	7	7
Basis of real estate sold	27	24	34	51	96
Adjusted EBITDA(1)	$96	$91	$57	$187	$158

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Net Sales	Real Estate	$84	$83	$48	$167	$143
(millions)	Energy and Natural Resources	22	27	17	49	34
	Total	$106	$110	$65	$216	$177
Acres Sold	Real Estate	19,455	18,415	31,337	37,870	76,310
Price per Acre	Real Estate	$3,803	$3,227	$1,501	$3,523	$1,790
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	29%	71%	31%	67%

Weyerhaeuser Company	Wood Products Segment

Q2.2021 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Net sales	$2,021	$2,629	$1,207	$4,650	$2,442
Costs of sales	1,124	1,229	997	2,353	2,037
Gross margin	897	1,400	210	2,297	405
Selling expenses	19	21	18	40	39
General and administrative expenses	35	35	33	70	69
Other operating costs, net	3	6	—	9	4
Operating income and Net contribution to earnings	$840	$1,338	$159	$2,178	$293

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Operating income	$840	$1,338	$159	$2,178	$293
Depreciation, depletion and amortization	49	48	47	97	97
Special items	—	—	(8)	—	(8)
Adjusted EBITDA(1)	$889	$1,386	$198	$2,275	$382

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Product remediation recovery	$—	$—	$8	$—	$8

Selected Segment Items

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Total decrease (increase) in working capital(2)	$(212)	$(49)	$56	$(261)	$(130)
Cash spent for capital expenditures	$(25)	$(51)	$(45)	$(76)	$(83)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Structural Lumber	Third party net sales	$990	$1,349	$538	$2,339	$1,046
(volumes presented	Third party sales realizations	$864	$1,077	$438	$975	$427
in board feet)	Third party sales volumes(3)	1,145	1,252	1,225	2,397	2,447
	Production volumes	1,211	1,234	1,108	2,445	2,317
Oriented Strand	Third party net sales	$438	$605	$179	$1,043	$369
Board	Third party sales realizations	$614	$911	$240	$757	$243
(volumes presented	Third party sales volumes(3)	714	663	747	1,377	1,517
in square feet 3/8")	Production volumes	742	683	742	1,425	1,519
Engineered Solid	Third party net sales	$142	$166	$111	$308	$238
Section	Third party sales realizations	$2,285	$2,533	$2,151	$2,412	$2,150
(volumes presented	Third party sales volumes(3)	6.2	6.6	5.2	12.8	11.1
in cubic feet)	Production volumes	6.0	6.2	5.3	12.2	11.4
Engineered	Third party net sales	$83	$104	$70	$187	$148
I-joists	Third party sales realizations	$1,773	$1,980	$1,645	$1,882	$1,656
(volumes presented	Third party sales volumes(3)	47	53	42	100	89
in lineal feet)	Production volumes	44	51	38	95	85
Softwood Plywood	Third party net sales	$56	$69	$34	$125	$73
(volumes presented	Third party sales realizations	$594	$902	$356	$733	$352
in square feet 3/8")	Third party sales volumes(3)	94	77	95	171	208
	Production volumes	80	62	76	142	173
Medium Density	Third party net sales	$48	$43	$33	$91	$77
Fiberboard	Third party sales realizations	$842	$869	$825	$855	$834
(volumes presented	Third party sales volumes(3)	57	50	40	107	92
in square feet 3/4")	Production volumes	56	52	35	108	91

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2021 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Unallocated corporate function and variable compensation expense	$(25)	$(36)	$(23)	$(61)	$(42)
Liability classified share-based compensation	(1)	—	(4)	(1)	6
Foreign exchange gain (loss)	(2)	(1)	3	(3)	(5)
Elimination of intersegment profit in inventory and LIFO	(17)	(28)	18	(45)	5
Other, net	(13)	(20)	(4)	(33)	(9)
Operating loss	(58)	(85)	(10)	(143)	(45)
Non-operating pension and other post-employment benefit costs	(8)	(1)	(10)	(9)	(19)
Interest income and other	1	2	2	3	3
Net charge to earnings	$(65)	$(84)	$(18)	$(149)	$(61)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Operating loss	$(58)	$(85)	$(10)	$(143)	$(45)
Depreciation, depletion and amortization	2	1	1	3	3
Special items	—	—	—	—	(12)
Adjusted EBITDA(1)	$(56)	$(84)	$(9)	$(140)	$(54)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Legal benefit	$—	$—	$—	$—	$12
Special items included in operating loss and net charge to earnings	$—	$—	$—	$—	$12

Unallocated Selected Items

in millions	Q1.2021	Q2.2021	Q2.2020	YTD.2021	YTD.2020
Cash spent for capital expenditures	$—	$—	$—	$—	$—